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                                                                      EXHIBIT 24

                               SEMCO ENERGY, INC.

                               POWER OF ATTORNEY

     Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, at a meeting held on June 11, 1998, authorized the execution of one or more Registration Statements for the registration and sale of up to 370,592 shares of Common Stock for issuance and sale to the public and the filing of said Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     NOW, THEREFORE, each of the undersigned herby appoints William L. Johnson and Robert J. Digan, II, his or her true and lawful attorneys to execute, in his/her name and in the capacity shown below, said Registration Statements and any and all amendments thereto and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 11th day of June, 1998.

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
/s/ DANIEL A. BURKHARDT                                /s/ HARVEY I. KLEIN
-----------------------------------------------------  -----------------------------------------------------
Daniel A. Burkhartd, Director                          Harvey I. Klein, Director

/s/ EDWARD J. CURTIS                                   /s/ STEWART J. KNIFF
-----------------------------------------------------  -----------------------------------------------------
Edward J. Curtis, Director                             Stewart J. Kniff, Director

/s/ ROBERT J. DIGAN, II                                /s/ BRUCE G. MACLEOD
-----------------------------------------------------  -----------------------------------------------------
Robert J. Digan, II, Senior Vice President and CFO     Bruce G. Macleod, Director
(Principal Financial and Accounting Officer)

/s/ JOHN T. FERRIS                                     /s/ FREDERICK S. MOORE
-----------------------------------------------------  -----------------------------------------------------
John T. Ferris, Director                               Frederick S. Moore, Director

/s/ MICHAEL O. FRAZER                                  /s/ EDITH A. STOTLER
-----------------------------------------------------  -----------------------------------------------------
Michael O. Frazer, Director                            Edith A. Stotler, Director

/s/ WILLIAM L. JOHNSON                                 /s/ DONALD W. THOMASON
-----------------------------------------------------  -----------------------------------------------------
William L. Johnson, Chairman, President and CEO and    Donald W. Thomason, Director
Director (Principal Executive Officer)
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